Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.3

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

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American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas
75261-9616
Subject:    [****] for 737 MAX [****]

This agreement (Agreement) is between American Airlines, Inc. (Customer) and The Boeing Company (Boeing) under Purchase Agreement No. 03735 (Purchase Agreement). Customer has committed to purchase one hundred (100) Boeing Model 737-8 aircraft (Aircraft) and has taken delivery of twenty-four (24) of the Aircraft (Delivered Aircraft). There are seventy-six (76) undelivered Aircraft (Undelivered Aircraft) under the Purchase Agreement. Capitalized terms used in this Agreement without definitions have the meanings specified in the Purchase Agreement.

RECITALS:

A.    The current status of all Aircraft is enumerated in the Attachment A, [****], of this Agreement. Attachment A contains (i) delivery dates for the Delivered Aircraft (ii) the Scheduled Delivery Months [****] or the Nominal Delivery Months [****], as applicable, for the Undelivered Aircraft, (iii) [****] the Scheduled Delivery Month in accordance with paragraph 1.1.
A.1 [****] Undelivered Aircraft [****]. The Scheduled Delivery Months currently set forth in the Purchase Agreement for these [****] Aircraft range from [****] 2019 through [****] 2019.
    A.2 [****] Undelivered Aircraft [****]. The Scheduled Delivery Month currently set forth in the Purchase Agreement for this [****] Aircraft is [****] 2019. The [****] Aircraft and [****] Aircraft (collectively [****]) are [****] Aircraft [****].
    A.3 [****] of the Undelivered Aircraft [****]. The Scheduled Delivery Months currently set forth in the Purchase Agreement for these [****] Aircraft are [****] 2020 and [****] 2020.

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    A.4    [****] Undelivered Aircraft with Scheduled Delivery Months currently set forth in the Purchase Agreement from [****] 2020 through [****] 2021 [****]. [****] are described in paragraph 1.2 of this Agreement.

    A.5    [****] Undelivered Aircraft with Nominal Delivery Months currently set forth in the Purchase Agreement in [****] 2025 through [****] 2026 [****].

AGREEMENTS:

The [****] Boeing Model 737 MAX aircraft (737 MAX Aircraft) by the [****]. In [****]. Boeing [****] in accordance with paragraph 11, below. These [****] subject to and in accordance with this Agreement and the Purchase Agreement, as modified by this Agreement, and Customer’s [****] under this Agreement and the Purchase Agreement including as such [****] are modified by this Agreement. [****] set forth under this Agreement and the Purchase Agreement, including as such [****] are modified by this Agreement, are subject to [****] set forth under this Agreement and the Purchase Agreement, including as such [****] are modified by this Agreement. For clarity, a [****].

1.    [****]

1.1    [****]. Boeing and Customer will [****] the following [****].

    1.1.1 Boeing and Customer will [****] described in Attachment B, of this Agreement. Neither Party may [****], [****].

        (i) Customer will [****] to, by the [****] (or if the [****]) of the [****] for each [****] Aircraft as shown in Attachment B: (a) [****] Aircraft is no [****]; and (b) [****] Aircraft in substantially the form of Attachment D.

(ii) Boeing [****] and [****] for a [****] Aircraft prior to Customer or Boeing [****] for such [****] Aircraft. Neither Boeing or Customer may [****] with respect to a [****] Aircraft, and the Scheduled Delivery Month for such [****] Aircraft will [****] pursuant to any such [****], until such [****] Aircraft has been [****] to be [****] from the [****].

(iii) For Boeing or Customer to [****] for a [****] Aircraft, the Party that is [****] the [****] for a [****] Aircraft, must [****] to the [****] within [****] after Boeing has [****] the [****] and [****] ([****]).

(iv) If Boeing or Customer [****] for a [****] Aircraft, the Scheduled Delivery Month of such [****] Aircraft will be [****] to either [****] or [****] in accordance with its applicable [****] defined in Attachment B.

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(v) For the avoidance of doubt, while a [****] Aircraft [****] to the [****], the provisions of this clause 1.1.1 will [****] to [****] any such Scheduled Delivery Month for such [****] Aircraft and will [****] to in any way affect any [****] under the [****] with respect to such [****] Aircraft.

(vi) With respect to each [****] Aircraft that has been [****] from the [****], if within [****] the [****] of the [****] for such [****] Aircraft, either (a) Customer is [****] to [****] to Boeing the [****] for such [****] Aircraft or (b) the [****] under the [****] to Boeing the [****] for such [****] Aircraft, Boeing will have the [****] to [****] the [****] and [****] to Customer [****] for such [****] Aircraft.

(vii) No later than [****] the [****] by Boeing or Customer of [****] for a [****] Aircraft, the parties will [****] a [****] to the Purchase Agreement to [****] the [****] Scheduled Delivery Month for the [****] Aircraft for which the [****] were [****] (each such [****], a [****]). The [****] will establish a [****] that will [****] the [****] Aircraft for which a [****] has been [****]. [****] will be updated each [****] a [****] is [****] for a [****] Aircraft. Upon addition of a [****] Aircraft to [****], such Aircraft will be [****] from [****].

        1.1.2 [****] Aircraft [****]. If Customer [****] to [****] the [****], Customer may [****] an [****] for such [****] Aircraft subject to the following terms and conditions ([****]):

            (i) Customer [****] to Boeing of Customer’s [****] ([****]) [****] to this [****] ([****]).

            (ii) Customer’s [****] of the [****] to the [****] is [****].

(iii) Within [****] of a [****], Boeing will [****] a [****] to Customer’s [****] or [****] Boeing [****] based on Boeing’s [****].
(a) If Boeing [****] the [****], Boeing will [****] for Customer.

     (b) If a [****] for the [****] Aircraft is [****] in the Requested [****], then Boeing will [****] of an [****] for Customer’s [****] ([****]) within [****] business days after [****] of the [****]. For the avoidance of doubt, such [****] will be a delivery month that [****] to the [****]. Customer will have [****] business days [****] of the [****] to [****] to Boeing [****] or not [****] ([****]). The [****] Delivery Month for the [****] Aircraft will [****] and [****].

(iv) All of Boeing’s [****] will be [****] to [****] and [****] Customer [****] by the [****]; except that such [****] by [****] will be [****] if Customer [****] to [****] in accordance with paragraph 1.1.2(v) below, within [****] business days [****] Boeing has [****] to Customer a [****].

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(v) Boeing and Customer will [****] with respect to [****] for the purpose of [****] the Purchase Agreement. Boeing and Customer will [****] in [****] and [****] to [****] and [****]. Boeing will [****] Customer with a [****] of the [****] within [****] calendar days of the [****] of (i) [****] by Boeing of the [****] of the [****] in accordance with sub-clause 1.1.2(iii) above; or (ii) Customer’s [****] of the [****] in accordance with sub-clause 1.1.2(iii) above.

1.1.3 If either Party [****] its [****] with respect to [****] Aircraft, then the [****] Delivery Month (or, if a [****] has been [****] for such [****] Aircraft, the [****] (the [****] Delivery Month)) will be the Scheduled Delivery Month for such [****] Aircraft and will be [****] all provisions of the Purchase Agreement (including, but not limited to, the Parties’ rights and obligations under Section 7.4 of the Aircraft General Terms Agreement or Section 1.15.2 of Letter Agreement AAL-PA-03735-LA-1106671R1, entitled Miscellaneous Commitments for Boeing Model 737 Aircraft) other than the [****], which will be [****] in accordance with paragraph 5, below.

1.2 [****]. Boeing and Customer hereby [****] the [****] (as defined in Letter Agreement AAL-PA-03735-LA-1106651R1 entitled [****]) scheduled for [****] ([****]). The total amount of [****] (as defined in Letter Agreement AAL-PA-03735-LA-1106651R1 entitled [****]) [****] by Boeing for the [****] ([****]) is [****] ([****]). The [****] will be [****] to Customer upon execution of this Agreement.

2.    Revisions to [****]
A separate [****] ([****]) between Customer and Boeing. The [****] remains in full force and effect, except the following specific [****] of the [****] are revised as follows:

Original Clauses [****] of the [****]	Revised Clauses [****] of [****] per this Agreement
a) [****]	[****]
b) [****]	[****]
c) [****]	[****]
3.     [****] and [****] Matters.
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3.1 Boeing will [****] to Customer by [****] by Customer the [****] of [****] ([****]) as follows.
        3.1.1 The [****] of [****] ([****]) will be [****] by Boeing to Customer [****].
3.1.2 The [****] of [****] ([****]) will be [****] by Boeing to Customer [****].
3.2 [****]. Upon the [****] by either Boeing or Customer of their respective [****] for a [****] Aircraft, Boeing will [****] to Customer ([****]) an [****] to the [****] by Customer [****] to [****] of the [****] for the applicable [****] Aircraft and [****] by Boeing for such [****] Aircraft that is in [****] of either of the following, as applicable ([****]):

AC Delivery – Defined Term	[****]
[****] Aircraft (Per Attachment C)	[****]
[****] Aircraft (Per Attachment C)	[****]

    3.2.1    Boeing will [****] the [****] with respect to each [****] Aircraft for which [****] have been [****] concurrent with [****] of the [****] with respect to such [****] Aircraft. The [****] of such [****] for each [****] Aircraft are described in Attachment C.

3.2.2 Boeing will continue to [****] the [****] Aircraft as described in Attachment C in accordance with and subject to the terms and conditions of the Purchase Agreement.
3.3 [****] Business Considerations.
    Boeing and Customer will revise the [****] terms in Letter Agreement AAL-PA-03735-LA-116650R3 [****] to the Purchase Agreement for the [****] Aircraft to reflect the following [****]:
    3.3.1 Following [****] of [****] for a [****] Aircraft by Boeing or Customer, Boeing will [****] the [****] Aircraft pursuant to paragraph 3.2.
3.3.2 For each [****] Aircraft for which the applicable [****] was [****], Customer will [****] a [****] to Boeing, at [****] ([****]) [****] to the [****] Delivery Month, in the [****] of the [****] between [****] of the [****] ([****]) and the [****] Aircraft.

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3.3.3 The [****] for each of the [****] Aircraft for which the applicable [****] was [****] will be based on the Scheduled Delivery Month as set forth in Table 1R5 of the Purchase Agreement [****] of this Agreement.
3.3.4 [****] will be [****] and not [****] by Boeing or [****] by Customer for the [****] the [****] defined in the Purchase Agreement and the [****] schedule set forth in this paragraph 3.3 for the [****] Aircraft for which the applicable [****] was [****].
4.     [****] Business Considerations.
Boeing will [****] to Customer the following [****] to [****] the [****] on Customer [****] with [****] ([****]), resulting from [****].
4.1 At time of delivery of each [****] Aircraft and each [****] Aircraft, for which [****] is provided by [****], Boeing will [****] to Customer a [****] at [****] of [****] ([****]) in the [****] of [****] ([****]), for each [****] Aircraft and [****] Aircraft [****]. The aggregate [****] of all [****] to Customer under paragraph 4.1 will not [****] ([****]).

5.     [****] Business Considerations.
Boeing and Customer agree that the [****] of the [****] required by paragraph 3.1 of the Purchase Agreement for each of the [****] Aircraft, [****] Aircraft, and [****] Aircraft (regardless of whether or not the applicable [****]) will be [****] applicable to such [****] Aircraft, [****] Aircraft, and [****] Aircraft set forth in Table 1R5 of the Purchase Agreement as in effect on the date of this Agreement. (For the avoidance of doubt, a total of [****] Aircraft are subject to the [****] being based on the Scheduled Delivery Month applicable to such Aircraft as set forth in Table 1R5 of the Purchase Agreement.)

6.     [****].
6.1 For each [****] Aircraft or [****] Aircraft that is [****] ([****]) and not [****] by the “[****]”, thereby resulting in the number of [****] Aircraft or [****] Aircraft to be [****] than [****] to be [****] by the applicable “[****]” as set forth in the table below ([****]), then within [****] business days [****] the [****], Boeing will (i) [****] to Customer [****] ([****]) of the [****] for such [****] Aircraft or [****] Aircraft (such [****] by Boeing for such Aircraft); and (ii) will [****] to Customer the [****] for such [****] Aircraft or [****] Aircraft, as applicable.

[****]	[****] Aircraft and [****] Aircraft Boeing [****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
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        6.1.1 Once Boeing [****] the [****] Aircraft or [****] Aircraft for [****], Customer will [****] of such [****] Aircraft or [****] Aircraft (in accordance with all terms and conditions of the Purchase Agreement) so long as: (a) [****] occurs [****], (b) Boeing is in [****] with [****] obligations under this Agreement, and (c) the [****] Aircraft or [****] Aircraft is in the [****] required by the Purchase Agreement and Boeing has [****] obligations under the Purchase Agreement with respect to such [****] Aircraft and [****] Aircraft.
        The foregoing [****] to [****] is also subject to any [****] Customer may have to [****] a [****] Aircraft or [****] Aircraft under paragraph 7.2.2.

6.2 Following [****], Boeing will [****] of [****] Aircraft and [****] Aircraft shown in the following table within the [****]:

[****]	[****] Aircraft and [****] Aircraft [****] ([****])
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

Notwithstanding Article 2.2 of the Purchase Agreement or anything to the contrary in this paragraph 6.2, and unless otherwise agreed by Customer in writing, Boeing’s [****] of [****] Aircraft and [****] Aircraft for [****] will be subject to the following [****] (a) [****] ([****]) [****] Aircraft or [****] Aircraft on a [****] and (b) [****] ([****]) [****] Aircraft or [****] Aircraft in any [****] ([****]) [****] period. Customer understands that the [****] of [****] ([****]) may [****] from the [****] due to the [****] required to [****] and [****] Aircraft. After the [****] ([****]) months of [****] following [****], Boeing and Customer will discuss [****] for the [****] Aircraft and [****] Aircraft.

        6.2.1 If [****] occurs before [****] on [****] and the [****] of [****] Aircraft and [****] Aircraft described in the table above have [****] to Customer within the [****] set forth above, then:
(i)     For each [****] Aircraft or [****] Aircraft where there is a [****] in [****] (not [****] of Customer) by Boeing to Customer [****] the “[****]” set forth in the table in paragraph 6.2 ([****]), Boeing will [****] to Customer [****], in the following [****] (in [****]) per day of such [****], [****] and [****] relating to Boeing Model 737 Max Aircraft, Supplemental Agreement AE1, to the [****]: [****] ([****]).
(ii) Boeing will [****] such [****] to Customer within [****] ([****]) days [****] during which such [****].
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(iii)     If a [****] Aircraft is [****] of [****] ([****]) [****] the “[****]” set forth in the table in paragraph 6.2 ([****]), Boeing will have the [****] the Purchase Agreement with respect to such [****]. Boeing may [****] its [****] by providing Customer [****] than [****] ([****]) [****] the “[****]” set forth in the table in paragraph 6.2 for such [****] ([****]). The [****] will [****] the date the [****] will be [****] which will be no [****] than [****] ([****]) [****] after the [****] “[****]” set forth in the table in paragraph 6.2.

    (iv) Notwithstanding paragraph 6.2.1 (iii), if Boeing [****] Customer with a [****], Customer will have the [****] to [****] Boeing within [****] ([****]) [****] of [****] of the [****] that Customer will [****] for [****] of the [****] Aircraft ([****]).  Upon Boeing’s [****] of such Customer [****], the Purchase Agreement with respect to such [****] Aircraft will [****] be [****] and will [****] and Boeing will [****] to [****] such [****] Aircraft to [****] in accordance with this Agreement and the Purchase Agreement; however, Boeing will [****] be [****] to pay [****] specified in the [****].
    (v) If Customer [****] a Customer [****], Customer will [****] to Boeing in such Customer [****] the [****] (up to a [****] of [****] ([****]) [****]) that Customer will [****] to [****] of the [****] Aircraft ([****]). If such [****] Aircraft is [****] in [****] of the [****], then either Party will have the [****] to [****] the Purchase Agreement with respect to such [****] Aircraft.

    (vi)    If the Purchase Agreement is [****] by Boeing or Customer with respect to a [****] Aircraft pursuant to this paragraph 6.2.1, then Boeing will:

        (a) within [****] ([****]) business days of the [****] of [****] of such [****] Aircraft, [****] by Boeing from Customer (but that have [****] been [****] to Customer) under the Purchase Agreement with [****] to such [****] Aircraft without [****] on all such [****],

        (b) either [****] or [****] the [****] for such [****] Aircraft in accordance with Article 7.6 of the Aircraft General Terms Agreement (AGTA),

        (c) if not [****] to Customer in accordance with paragraph 6.1 of this Agreement, [****] to Customer the [****] in accordance with paragraph 6.4 for such [****] Aircraft, and

        (d) if not [****] to Customer in accordance with paragraph 6.2.1, [****] to Customer within [****] ([****]) business days of the [****] of [****] of such [****] Aircraft, an [****] to all [****] to Customer pursuant to paragraph 6.2.1(i) through the [****] specified in the [****].

    (vii) Except for Boeing’s [****] in paragraph 6.2.1 (iii) above, the Parties [****] in paragraph 6.2.1 (v) and Customer’s [****] in paragraph 7.2.2, neither Boeing nor Customer may [****] any [****] may have to [****] a [****] Aircraft or [****]
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Aircraft pursuant to Article 7.4 of the AGTA or paragraph 1.15.2 of Letter Agreement AAL-PA-03735-LA-1106671R1.
6.3 Boeing and Customer will not [****] for a [****] Aircraft that may arise in accordance with Article 7.4 of the AGTA or paragraph 1.15.2 of Letter Agreement AAL-PA-03735-LA-1106671R1, unless the [****] have been [****] in accordance with paragraph 1.1 for such [****] Aircraft to the [****] Delivery Month. In such event, Customer’s and Boeing’s [****] and [****] of Customer and Boeing in connection with any such [****] such [****] Aircraft’s [****] Delivery Month (or the [****] Aircraft [****] Delivery Month, as applicable). For all [****] Aircraft [****] by Boeing to Customer by [****], Boeing will [****] to Customer by [****], the [****] for such [****] Aircraft, if [****] to Customer.

6.4 For all [****] Aircraft or [****] Aircraft [****] by Boeing to Customer by [****], Boeing will [****] to Customer, by [****], the [****] for such [****] Aircraft or [****] Aircraft, if [****] to Customer.

6.5 If Boeing [****] the [****] under paragraph 6.4, then Boeing’s [****] the [****] for such [****] Aircraft or [****] Aircraft is [****].

7.    [****].

    7.1    Customer has [****] ([****]) for the [****] Aircraft and the [****] Aircraft, (together, the [****] Aircraft) with [****]. Notwithstanding anything to the contrary in this Agreement or the Purchase Agreement, Boeing will [****] Customer in [****], [****] and [****] the [****] Aircraft will be [****] to by Boeing to Customer at least [****] ([****]) [****] to Boeing [****] a [****] Aircraft to Customer.
7.2    If (a) [****] gives [****] to [****] that it will [****] for a [****] Aircraft due to [****] or (b) [****] to [****] for a [****] Aircraft for any reason following [****] by Customer of the applicable [****] in the [****] for such [****] Aircraft, then Customer will promptly [****] Boeing in [****] of such [****] or [****] ([****]) for the [****]. Upon i) Boeing’s [****] of the [****] or ii) if any [****] Aircraft has [****] to Customer [****], Boeing will [****] ([****]) to [****].

7.2.1    Such [****] will be [****], as [****] by Customer [****], to the terms of [****] that Customer has under the [****] with [****]. If the terms of the [****] are [****] to the terms [****], Customer and Boeing will [****] to [****] that Boeing will [****] to Customer to [****] Customer for the [****], which may include an [****] in the [****] of the [****] per [****] Aircraft in which case the [****] in paragraph 4.1 will be [****] accordingly.

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7.2.2    If Boeing does [****] for a [****] Aircraft in accordance with this paragraph 7.2 at the time such [****] Aircraft is [****] to Customer, then Customer may [****] of such [****] Aircraft until Boeing [****] in accordance with this paragraph 7.2. If Boeing does [****] within [****] ([****]) [****] following the latter of (i) the “[****]” set forth in the table in paragraph 6.2, or (ii) [****] of the [****] for such [****] Aircraft, then Customer may either:
(i) [****] (or [****]) [****] of such [****] Aircraft until Boeing [****] for such [****] Aircraft in accordance with this paragraph 7.2 for [****] of the [****] Aircraft or

(ii) [****] the Purchase Agreement with respect to the [****] Aircraft.

7.2.3 If Customer [****] the Purchase Agreement with respect to a [****] Aircraft pursuant to paragraphs 7.2.2(ii), then Boeing [****]:

(i) within [****] ([****]) [****] of the [****] Aircraft, [****] any [****] by Boeing from Customer under the Purchase Agreement (that has [****]) without [****] on all such [****],

(ii) either [****] or [****] the [****] for such [****] Aircraft in accordance with Section 7.6 of the AGTA, and

(iii) if not [****] to Customer in accordance with paragraph 6.1 of this Agreement, [****] to Customer by [****] the [****] for such [****] Aircraft.

    7.2.4 For the avoidance of doubt, if Boeing [****] for a [****] Aircraft within [****] ([****]) [****] the “[****]” set forth in the table in paragraph 6.2, as applicable to such [****] Aircraft and Customer has [****] to [****] such [****] Aircraft as set forth in paragraph 7.2.2(ii) above, then paragraph 6.2.1 will apply.

7.2.5 If [****] to Customer in accordance with paragraph 6.2.1 of this Agreement, Boeing [****] to Customer the [****] of [****] to Customer in accordance with paragraph 6.2.1 of this Agreement for [****] that the [****] of the [****] Aircraft was [****] until (a) Boeing [****] the [****] and [****] the [****] Aircraft in accordance with the terms and conditions of the Purchase Agreement or (b) the Purchase Agreement with respect to such [****] Aircraft is [****] in accordance with paragraphs 7.2.2(ii), 6.2.1(iii), or 6.2.1(v).

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8.    Conditions for Certain [****] under this Agreement.
8.1 If Customer has [****] (after [****]) on any of its [****] under the Purchase Agreement or Purchase Agreement No. 3219 between Boeing and Customer, then Boeing [****], [****] ([****]) [****] to [****], [****] of one or more of the following that has [****] to Customer, [****] and in an [****] to [****] such [****] that are [****] and [****] by Customer to Boeing and not the subject of a [****] as [****] to Boeing in [****]:
    8.1.1 The [****] set forth in paragraph 3.1 of this Agreement.
    8.1.2 The [****] defined in paragraph 3.2 of this Agreement.
    8.1.3 The [****] defined in paragraph 4.1 of this Agreement, as applicable.
9.    Boeing [****].
9.1    For the [****] Aircraft, Boeing will [****] of the standard Boeing [****] by the actual [****] of [****] from [****] and [****] through [****].
9.2    For the [****] Aircraft, if the [****] of a [****] cited in the applicable [****] ([****]) is not [****] by the applicable [****] by the [****] of [****] of [****] from [****] and [****] through [****] ([****]), Boeing will [****], or arrange to have [****], the [****] for such [****].
10.    [****].
10.1    For purposes of this Agreement, a [****] is a [****] ([****]).  If at the time of [****] of a [****] Aircraft the [****] on a [****] allowed under Boeing’s [****] for [****] of such [****] as set forth in the Boeing [****] ([****]), then to the extent practicable [****] to [****] of such [****] Aircraft, Boeing will [****] such [****] with one that has a [****] to or [****] the [****] under Boeing’s [****] for [****] of such [****].  If Boeing is [****] to [****] such [****] before [****] of a [****] Aircraft, then Boeing will [****] at [****] of the affected [****] Aircraft for such [****] ([****]) that [****] as follows:

[****]

[****]

[****]

Note: For any [****]

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10.2 For a [****] that [****] on a specific [****], Boeing [****] and [****] that Boeing [****] such [****] under those [****] and [****]. Thus, any [****] that [****] during the [****] will have [****], and [****], [****], [****] as required. The Boeing [****] are reflected in the [****].

10.3 The [****] will be [****] to Customer’s [****] from Boeing.   For purposes of this [****], [****].

11.    [****].

11.1    Except as set forth below in this paragraph 11, (i) Customer agrees that the [****] to Customer as contained in this Agreement and in the [****] by Customer [****] for the Aircraft, and are in [****] Customer may have [****] Boeing, [****] of Boeing’s [****] to Customer with [****] for the Aircraft, and (ii) Customer [****] Boeing and [****].

11.2    [****] in paragraph 11.1 [****], if [****], Customer [****], [****] (i) such [****], and (ii) any [****]under Section 1.24, FAA Grounding, in Letter Agreement AAL-PA-03735-LA-1106671R1, entitled Miscellaneous Commitments for Boeing Model 737 MAX Aircraft [****].

11.3    For the avoidance of doubt, the [****] in this Agreement.
11.4    For the avoidance of doubt, if [****] the 737 MAX Aircraft is [****] ([****]), Customer and Boeing [****] under the Purchase Agreement with respect to such [****], [****] under Section 1.24, FAA Grounding, in Letter Agreement AAL-PA-03735-LA-1106671R1, entitled Miscellaneous Commitments for Boeing Model 737 MAX Aircraft, for each Aircraft delivered to Customer that is [****].
11.5     For the avoidance of doubt, if [****], all [****] of Customer and [****] of Boeing in connection with an [****] Customer of [****] Aircraft or an [****] Aircraft under Section 7.4 of the Aircraft General Terms Agreement or Section 1.15.2 of Letter Agreement AAL-PA-03735-LA-1106671R1, entitled Miscellaneous Commitments for Boeing Model 737 Aircraft, will be [****] as currently set forth in the Purchase Agreement.
12.    Administrative Supplemental Agreement.
    Boeing and Customer will sign a Supplemental Agreement to the Purchase Agreement within [****] calendar days after execution of this Agreement to administratively incorporate the relevant terms into the Purchase Agreement.  Failure to execute a Supplemental Agreement does not nullify any agreements set forth in this Agreement.

AAL-LA-2002714
[****] 737 MAX [****]    Page 12
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

13.    Governing Law.
This Agreement will be interpreted under and governed by the laws of the state of Washington, U.S.A., except that the conflict of laws provisions under Washington law will not be applied for the purpose of making other law applicable.

14.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Agreement will be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
AAL-LA-2002714
[****] 737 MAX [****]    Page 13
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ACCEPTED AND AGREED TO this

Date:	September 4, 2020

American Airlines, Inc.			THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Treasurer	Title:	Attorney-In-Fact

AAL-LA-2002714
[****] 737 MAX [****]    Page 14
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Attachment A: [****] Overview
Scheduled Delivery Month or Nominal Delivery Month, as applicable	Delivery Date, [****], as applicable	Status
[****]-2017	Delivered September 28, 2017	Delivered Aircraft
[****]-2017	Delivered October 30, 2017	Delivered Aircraft
[****]-2017	Delivered December 4, 2017	Delivered Aircraft
[****]-2017	Delivered December 22, 2017	Delivered Aircraft
[****]-2018	Delivered February 20, 2018	Delivered Aircraft
[****]-2018	Delivered March 7, 2018	Delivered Aircraft
[****]-2018	Delivered March 26, 2018	Delivered Aircraft
[****]-2018	Delivered May 11, 2018	Delivered Aircraft
[****]-2018	Delivered May 18, 2018	Delivered Aircraft
[****]-2018	Delivered June 6, 2018	Delivered Aircraft
[****]-2018	Delivered June 28, 2018	Delivered Aircraft
[****]-2018	Delivered July 12, 2018	Delivered Aircraft
[****]-2018	Delivered August 23, 2018	Delivered Aircraft
[****]-2018	Delivered August 31, 2018	Delivered Aircraft
[****]-2018	Delivered September 21, 2018	Delivered Aircraft
[****]-2018	Delivered October 31, 2018	Delivered Aircraft
[****]-2018	Delivered December 18, 2018	Delivered Aircraft
[****]-2018	Delivered December 11, 2018	Delivered Aircraft
[****]-2018	Delivered December 26, 2018	Delivered Aircraft
[****]-2018	Delivered December 30, 2018	Delivered Aircraft
[****]-2019	Delivered January 22, 2019	Delivered Aircraft
[****]-2019	Delivered January 31, 2019	Delivered Aircraft
[****]-2019	Delivered February 26, 2019	Delivered Aircraft
[****]-2019	Delivered February 19, 2019	Delivered Aircraft

Attachment A to AAL-LA-2002714
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Scheduled Delivery Month or Nominal Delivery Month, as applicable	Delivery Date, [****], as applicable	Status
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2019	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]

Attachment A to AAL-LA-2002714
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Scheduled Delivery Month or Nominal Delivery Month, as applicable	Delivery Date, [****], as applicable	Status
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2025	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***
Attachment A to AAL-LA-2002714
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Scheduled Delivery Month or Nominal Delivery Month, as applicable	Delivery Date, [****], as applicable	Status
[****]-2026	-	***
[****]-2026	-	***
[****]-2026	-	***

Notes:

* [****]. In order to [****], Boeing [****].

** For [****] also see Attachment B, [****]. In case of conflict, this Attachment A controls.

*** Pursuant to [****] of the Agreement, these Aircraft [****].

Attachment A to AAL-LA-2002714
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Attachment B: [****] and [****]
Scheduled Delivery Month	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]

PA No. 3735        SA-11
Attachment B to AAL-PA-03735-LA-XXXXXXXX
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Attachment C: [****]
Scheduled Delivery Month	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]

Attachment C to AAL-LA-2002714

BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ATTACHMENT D
Attachment D to AAL-LA-2002714

BOEING PROPRIETARY

[Form of [****]]
    This [****] is dated as of [ ], 201[ ], by [****] (the “[****]) [****] in favor of American Airlines, Inc. (the “[****]).
RECITALS
WHEREAS, [****];
WHEREAS, Section 11.1(a) of the [****];
WHEREAS, [****];
WHEREAS, capitalized terms not otherwise defined herein are used herein with the same meanings ascribed to such terms in the [****];
NOW, THEREFORE, in consideration of the foregoing:
1.    The [****].
2.    The [****].
3.    The [****].
IN WITNESS WHEREOF, the [****] has caused this [****] to be duly executed by its officer, thereunto duly authorized, as of the day and year first above written.

[****], as [****]
By:
Name:
Title:
Address: [****]

1004650245v3 [****]
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]